Federated High Yield Trust

PROSPECTUS

A no-load, open-end, diversified management investment company (a mutual fund) that seeks high current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in Federated High Yield Trust (the "Trust"). Keep this prospectus for future reference.

THE TRUST MAY INVEST PRIMARILY IN LOWER RATED BONDS, COMMONLY REFERRED TO AS "JUNK BONDS." INVESTMENTS OF THIS TYPE ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST THAN INVESTMENTS IN HIGHER RATED SECURITIES. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS TRUST.

The Trust's investment adviser will endeavor to limit these risks through diversifying the portfolio and through careful credit analysis of individual issuers.

The Trust has also filed a Statement of Additional Information dated April 30, 1998, with the Securities and Exchange Commission (the "SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about the Trust, contact the Trust at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Trust is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated April 30, 1998

TABLE OF CONTENTS

 Summary of Trust Expenses                          1
 Financial Highlights                               2
 General Information                                3
 Investment Information                             3
 Investment Objective                               3
 Investment Policies                                3
 High Yield Securities                              6
 Investment Limitations                             7
 Trust Information                                  7
 Management of the Trust                            7
 Distribution of Trust Shares                       8
 Administration of the Trust                        9
 Net Asset Value                                    9
 Investing in the Trust                             9
 Share Purchases                                    9
 Minimum Investment Required                        9
 What Shares Cost                                   9
 Confirmations and Account Statements              10
 Dividends                                         10
 Capital Gains                                     10
 Retirement Plans                                  10
 Redeeming Shares                                  10
 Telephone Redemption                              10
 Written Requests                                  10
 Accounts with Low Balances                        11
 Shareholder Information                           11
 Voting Rights                                     11
 Tax Information                                   11
 Federal Income Tax                                11
 State and Local Taxes                             11
 Performance Information                           11
 Financial Statements                              12
 Report of Ernst & Young LLP, Independent Auditors 30
 Appendix                                          31

                                  SUMMARY OF TRUST EXPENSES
                               SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)                   None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price)        None
Contingent Deferred Sales Charge (as a percentage of original purchase price or
redemption proceeds, as applicable)                                                             None
Redemption Fee (as a percentage of amount redeemed, if applicable)                              None
Exchange Fee                                                                                    None

                                   ANNUAL OPERATING EXPENSES
                             (As a percentage of average net assets)

Management Fee (after waiver)(1)                                                                0.53%
12b-1 Fee                                                                                       None
Total Other Expenses                                                                            0.35%
   Shareholder Services Fee (after waiver)(2)                                           0.20%
Total Operating Expenses(3)                                                                     0.88%

 (1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.75%.

(2) The shareholder services fee has been reduced to reflect the voluntary waiver of a portion of the shareholders services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(3) The total operating expenses would have been 1.15% absent the voluntary waivers of portions of the management fee and the shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Trust will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Trust Information" and "Investing in the Trust." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE
 You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.

1 Year                                                       $  9
3 Years                                                      $ 28
5 Years                                                      $ 49
10 Years                                                     $108

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Ernst & Young LLP, Independent Auditors on page 30.

                                                       YEAR ENDED FEBRUARY 28 OR 29,
                               1998      1997     1996    1995    1994     1993     1992      1991    1990     1989
 NET ASSET VALUE,             $ 9.41   $ 9.09   $ 8.57   $ 9.48   $ 9.10   $ 8.91   $ 6.99   $ 8.02   $ 9.96   $10.21
 BEGINNING OF PERIOD
 INCOME FROM INVESTMENT
 OPERATIONS
   Net investment income        0.82     0.85     0.85     0.84     0.84     0.93     1.03     1.04     1.30     1.30
   Net realized and             0.32     0.33     0.51    (0.90)    0.40     0.19     1.90    (0.92)   (1.96)   (0.25)
 unrealized gain (loss)
 on investments
   Total from investment        1.14     1.18     1.36    (0.06)    1.24     1.12     2.93     0.12    (0.66)    1.05
 operations
 LESS DISTRIBUTIONS
   Distributions from net      (0.82)   (0.85)   (0.84)   (0.84)   (0.86)   (0.93)   (1.01)   (1.06)   (1.28)   (1.30)
 investment income
   Distributions in              --     (0.01)       --   (0.01)      --       --       --    (0.09)      --       --
 excess of net investment
 income
   Total distributions         (0.82)   (0.86)   (0.84)   (0.85)   (0.86)   (0.93)   (1.01)   (1.15)   (1.28)   (1.30)
 NET ASSET VALUE, END OF      $ 9.73   $ 9.41   $ 9.09   $ 8.57   $ 9.48   $ 9.10   $ 8.91   $ 6.99   $ 8.02   $ 9.96
 PERIOD
 TOTAL RETURN(B)               12.74%   13.74%   16.47%  (0.32%)   14.16%   13.28%   44.15%    3.12%   (7.50%)  10.92%
 RATIOS TO AVERAGE NET
 ASSETS
   Expenses                     0.88%    0.88%    0.88%    0.85%    0.83%    0.77%    0.76%    0.78%    0.76%    0.75%
   Net investment income        8.73%    9.45%    9.53%    9.70%    9.17%   10.54%   12.73%   14.82%   13.87%   12.89%
   Expense                      0.27%    0.28%    0.30%    0.22%    0.13%    0.22%    0.33%    0.49%    0.33%    0.32%
 waiver/reimbursement(c)
 SUPPLEMENTAL DATA
   Net assets, end of     $1,199,063 $938,363 $673,779 $464,604 $432,045 $354,383 $222,937 $103,647 $134,242 $235,208
 period (000 omitted)
   Portfolio turnover             84%      81%      87%      99%     112%      93%      61%      31%      24%      51%

(a) Distributions in excess of net investment income for the periods ended February 28, 1997, 1995, and 1991 were a result of certain book and tax timing differences. These distributions did not represent a return of capital for federal income tax purposes.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

FURTHER INFORMATION ABOUT THE TRUST'S PERFORMANCE IS CONTAINED IN THE TRUST'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED FEBRUARY 28, 1998, WHICH CAN BE OBTAINED FREE OF CHARGE.

(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated April 17, 1984. The Trust is designed primarily for assets held by bank customers or by banks in a fiduciary, advisory, agency, custodial (including Individual Retirement Accounts ("IRAs")), or similar capacity. It is also designed for funds held by other institutions such as corporations, trusts, brokers, investment counselors, pension and profit-sharing plans, and insurance companies. A minimum initial investment of $25,000 over a 90-day period is required.

Trust shares are currently sold and redeemed at net asset value without a sales charge imposed by the Trust.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Trust is to seek high current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities. While there is no assurance that the Trust will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus. The investment objective stated above cannot be changed without approval of shareholders.

INVESTMENT POLICIES

ACCEPTABLE INVESTMENTS

The Trust will invest primarily in fixed income securities. These securities are expected to be lower-rated corporate debt obligations. This investment policy is fundamental and cannot be changed without shareholder approval. As a matter of non-fundamental investment policy, under normal circumstances, the Trust will invest 65% of its assets in lower-rated fixed income securities. The fixed income securities in which the Trust invests include, but are not limited to, the following:

   * corporate debt obligations having fixed or floating rates of interest and which are rated BBB or lower by nationally recognized statistical rating organizations ("NRSROs");
   * commercial paper;
   * convertible securities;
   * obligations of the United States;
   * notes, bonds, and discount notes of U.S. government agencies or instrumentalities;
   * time and savings deposits (including certificates of deposit) in commercial or savings banks whose deposits are insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"), including certificates of deposit issued by and other time deposits in foreign branches of BIF-insured banks;
   * bankers' acceptances issued by a BIF-insured bank, or issued by the bank's Edge Act subsidiary and guaranteed by the bank, with remaining maturities of nine months or less. The total acceptances of any bank held by the Trust cannot exceed 0.25% of such bank's total deposits according to the bank's last published statement of condition preceding the date of the acceptance;
   * general obligations of any state, territory, or possession of the United States, or their political subdivisions, so long as they are either (1) rated in one of the four highest grades by NRSROs or (2) issued by a public housing agency and backed by the full faith and credit of the United States;

   * preferred stock.

The corporate debt obligations in which the Trust may invest are generally rated BBB or lower by Standard & Poor's ("S&P") or Baa or lower by Moody's Investors Service, Inc. ("Moody's"), or are not rated but are determined by the Trust's investment adviser to be of comparable quality. (See "High Yield Securities.") Certain fixed rate obligations in which the Trust invests may involve equity characteristics. The Trust may, for example, invest in unit offerings that combine fixed rate securities and common stock or common stock equivalents such as warrants, rights, and options.

In the aggregate, the Trust may invest up to 10% of the value of its total assets in equity securities (whether the equity securities are purchased in a unit offering or not). This limitation does not apply to convertible securities and preferred stock. This policy may be changed by the Board of Trustees (the "Trustees") without the approval of shareholders. Shareholders will be notified before any material change in this policy becomes effective.

CONVERTIBLE SECURITIES

The Trust may invest in convertible securities. Convertible securities include a spectrum of securities which can be exchanged for or converted into common stock. Convertible securities may include, but are not limited to: convertible bonds or debentures; convertible preferred stock; units consisting of usable bonds and warrants; or securities which cap or otherwise limit returns to the convertible security holder, such as DECS--(Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when issued as a debt security), LYONS--(Liquid Yield Option Notes, which are corporate bonds that are purchased at prices below par with no coupons and are convertible into stock), PERCS--(Preferred Equity Redemption Cumulative Stock (an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity), and PRIDES--(Preferred Redeemable Increased Dividend Securities (which are essentially the same as DECS; the difference is little more than who initially underwrites the issue).

Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issuer's balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities with ratings less than investment grade or not rated. Convertible securities rated below investment grade may be subject to some of the same risks as those inherent in junk bonds. The Trust does not limit convertible securities by rating, and there is no minimal acceptance rating for a convertible security to be purchased or held in the Trust. Therefore, the Trust invests in convertible securities irrespective of their ratings. This could result in the Trust purchasing and holding, without limit, convertible securities rated below investment grade by an NRSRO or in the Trust holding such securities where they have acquired a rating below investment grade after the Trust has purchased it. (Please see "High Yield Securities.")

FOREIGN SECURITIES

The Trust may invest without limit in foreign securities, including foreign securities not publicly traded in the United States, which may include any of the types of securities described above. (See "Acceptable Investments.") Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investments in domestic issuers. These considerations include the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social, or diplomatic developments, and the difficulty of assessing economic trends in foreign countries. It may also be more difficult to enforce contractual obligations abroad than would be the case in the United States because of differences in the legal systems. Transaction costs in foreign securities may be higher. The adviser will consider these and other factors before investing in foreign securities and will not make such investments unless, in its opinion, such investments will meet the Fund's standards and objectives.

REAL ESTATE INVESTMENT TRUSTS

The Trust may invest in securities issued by real estate investment trusts which may include any other types of securities described above. (See "Acceptable Investments.") Risks associated with real estate investments include the fact that equity and mortgage real estate investment trusts are dependent upon management skill and are not diversified, and are, therefore, subject to the risk of financing single projects or unlimited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Additionally, equity real estate investment trusts may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage real estate investment trusts may be affected by the quality of any credit extended.

RESTRICTED AND ILLIQUID SECURITIES

The Trust may invest in restricted securities. Restricted securities are any securities in which the Trust may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Trust will limit their purchase together with other illiquid securities including repurchase agreements providing for settlement in more than seven days after notice to 15% of its net assets.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Trust may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Trust purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Trust to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

TEMPORARY INVESTMENTS

The Trust may also invest temporarily in cash and cash items during times of unusual market conditions for defensive purposes and to maintain liquidity. Cash items may include, but are not limited to, obligations such as:

   * certificates of deposit;
   * commercial paper (generally lower-rated);
   * short-term notes;
   * obligations issued or guaranteed as to principal and interest by the U.S. government, or any of its agencies, or instrumentalities; and
   * repurchase agreements.

REPURCHASE AGREEMENTS

Certain securities in which the Trust invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Trust and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Trust, the Trust could receive less than the repurchase price on any sale of such securities.

PUT AND CALL OPTIONS

The Trust may purchase put options on portfolio securities. The Trust may also write call options on securities either held in its portfolio or which it has the right to obtain without payment of further consideration or for which it has segregated cash in the amount of any additional consideration. The call options which the Trust writes must be listed on a recognized options exchange. Purchases of puts or sales of calls by the Trust are intended to protect against price movements in particular securities in the Trust's portfolio. Sales of calls also generate income for the Trust. The Trust also reserves the right to hedge the portfolio by buying financial futures and put options on financial futures.

RISKS

Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options which may or may not exist for any particular call or put option at any specific time. The absence of a liquid secondary market also may limit the Trust's ability to dispose of the securities underlying an option. The inability to close options also could have an adverse impact on the Trust's ability to effectively hedge its portfolio.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Trust may lend its portfolio securities on a short-term or long-term basis to broker/dealers, banks, or other institutional borrowers of securities. The Trust will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Trust's investment adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral equal to at least 100% of the value of the securities loaned.

There is the risk that when the Trust lends portfolio securities, the securities may not be available to the Trust on a timely basis and the Trust may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

PORTFOLIO TURNOVER

While the Trust does not intend to do substantial short-term trading, from time to time it may sell portfolio securities without considering how long they have been held. The Trust would do this:

   * to take advantage of short-term differentials in yields or market values;
   * to take advantage of new investment opportunities; * to respond to changes in the creditworthiness of an issuer; or * to try to preserve gains or limit losses.

Any such trading would increase the Trust's portfolio turnover rate and its transaction costs. However, the Trust will not attempt to set or meet an arbitrary turnover rate since turnover is incidental to transactions considered necessary to achieve the Trust's investment objective.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Trust may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Trust in shares of other investment companies may be subject to such duplicate expenses.

HIGH YIELD SECURITIES

The prices of fixed income securities fluctuate inversely to the direction of interest rates.

The corporate debt obligations in which the Trust invests are usually not in the three highest rating categories of an NRSRO (AAA, AA, or A for S&P and Aaa, Aa, or A for Moody's) but are in the lower rating categories or are unrated but are of comparable quality. Securities which are rated below BBB by S&P or Fitch or Baa by Moody's have speculative characteristics and are commonly referred to as "junk bonds." There is no minimal acceptable rating for a security to be purchased or held in the Trust's portfolio, and the Trust may, from time to time, purchase or hold securities rated in the lowest rating category. A description of the rating categories is contained in the Appendix to this prospectus.

Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the price or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers of lower-rated corporate debt obligations. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time.

As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal and income than higher-rated securities.

An economic downturn may adversely affect the value of some lower-rated bonds. Such a downturn may especially affect highly leveraged companies or companies in cyclically sensitive industries, where deterioration in a company's cash flow may impair its ability to meet its obligation to pay principal and interest to bondholders in a timely fashion. From time to time, as a result of changing conditions, issuers of lower-rated bonds may seek or may be required to restructure the terms and conditions of the securities they have issued. As a result of these restructurings, holders of lower-rated securities may receive less principal and interest than they had bargained for at the time such bonds were purchased. In the event of a restructuring, the Trust may bear additional legal or administrative expenses in order to maximize recovery from an issuer.

The secondary trading market for lower-rated bonds is generally less liquid than the secondary trading market for higher-rated bonds. Adverse publicity and the perception of investors relating to issuers, underwriters, dealers or underlying business conditions, whether or not warranted by fundamental analysis, may affect the price or liquidity of lower-rated bonds. On occasion, therefore, it may become difficult to price or dispose of a particular security in the portfolio.

The Trust may, from time to time, own zero coupon bonds or pay-in-kind securities. A zero coupon bond makes no periodic interest payments and the entire obligation becomes due only upon maturity. Pay-in-kind securities make periodic payments in the form of additional securities (as opposed to cash). The price of zero coupon bonds and pay-in-kind securities are generally more sensitive to fluctuations in interest rates than are conventional bonds. Additionally, federal tax law requires that interest on zero coupon bonds and pay-in-kind securities be reported as income to the Trust even though the Trust receives no cash interest until the maturity or payment date of such securities.

Many corporate debt obligations, including many lower-rated bonds, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the Trust owns a bond which is called, the Trust will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Trust.

The table below shows the weighted average of the ratings of the bonds in the Trust's portfolio during the Trust's fiscal year ended February 28, 1998. The credit rating categories are those provided by S&P, which is an NRSRO. The percentages in the column titled "Rated" reflect the percentage of bonds in the portfolio which received a rating from at least one NRSRO. The percentages in the column titled "Not Rated" reflect the percentage of bonds in the portfolio which are not rated but which the Trust's investment adviser has judged to be comparable in quality to the corresponding rated bonds.

                          AS A PERCENTAGE
                       OF TOTAL MARKET VALUE
                           OF BOND HOLDINGS
                        NOT
     CREDIT RATING     RATED   RATED   TOTAL
 AAA                    3.0%    0.0%   3.0%
 BB & BBB              14.8     0.0   14.8
 B                     71.0     6.3   77.3
 CCC                    4.9     0.0    4.9
 D                      0.0     0.0    0.0
                       93.7%    6.3% 100.0%

REDUCING RISKS OF LOWER-RATED SECURITIES

The Trust's investment adviser believes that the risks of investing in lower-rated securities can be reduced. The professional portfolio management techniques used by the Trust to attempt to reduce these risks include:

CREDIT RESEARCH

The Trust's investment adviser will perform its own credit analysis in addition to using NRSROs and other sources, including discussions with the issuer's management, the judgment of other investment analysts, and its own informed judgment. The Trust's investment adviser's credit analysis will consider the issuer's financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest or dividend coverage and earnings. In evaluating an issuer, the Trust's investment adviser places special emphasis on the estimated current value of the issuer's assets rather than historical costs.

DIVERSIFICATION

The Trust invests in securities of many different issuers, industries, and economic sectors to reduce portfolio risk.

ECONOMIC ANALYSIS

The Trust's investment adviser will analyze current developments and trends in the economy and in the financial markets. When investing in lower-rated securities, timing and selection are critical, and analysis of the business cycle can be important.

INVESTMENT LIMITATIONS

The Trust will not:

   * borrow money directly or through reverse repurchase agreements (arrangements in which the Trust sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) except, under certain circumstances, the Trust may borrow up to one-third of the value of its net assets; or
   * sell securities short except, under strict limitations, the Trust may maintain open short positions so long as not more than 10% of the value of its net assets is held as collateral for those positions.

The above investment limitations cannot be changed without shareholder approval. The following limitation, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material changes in this limitation become effective. The Trust will not:

   * invest more than 5% of the value of its total assets in securities of one issuer (except cash and cash items, repurchase agreements, and U.S. government obligations) or acquire more than 10% of any class of voting securities of any one issuer.

TRUST INFORMATION

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Investment decisions for the Trust are made by Federated Management, the Trust's investment adviser (the "Adviser"), subject to direction by the Trustees. The Adviser continually conducts investment research and supervision for the Trust and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Trust.

ADVISORY FEES

The Trust's Adviser receives an annual investment advisory fee equal to 0.75% of the Trust's average daily net assets. The Adviser may voluntarily choose to waive a portion of its fee or reimburse the Trust for certain operating expenses. This does not include reimbursement to the Trust of any expenses incurred by shareholders who use the transfer agent's subaccounting facilities. The Adviser can terminate this voluntary reimbursement of expenses at any time in its sole discretion.

ADVISER'S BACKGROUND

Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.

Mark E. Durbiano has been a portfolio manager of the Trust since August 1984. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of the Trust's Adviser since January 1996. From 1988 through 1995, Mr. Durbiano was a Vice President of the Trust's Adviser. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

Constantine Kartsonas has been a portfolio manager of the Trust since April 1998. Mr. Kartsonas joined Federated Investors in 1994 as an Investment Analyst and has been an Assistant Vice President of the Trust's Adviser since January 1997. From 1990 to 1993, he served as an Operations Analyst at Lehman Brothers. Mr. Kartsonas earned his M.B.A. with a concentration in economics, from the University of Pittsburgh in 1994.

Both the Trust and the Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Trust and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Trust's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Trust; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

DISTRIBUTION OF TRUST SHARES

Federated Securities Corp. is the principal distributor for shares of the Trust. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

SHAREHOLDER SERVICES

The Trust has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Trust may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Trust and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Trust. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Trust's Adviser or its affiliates.

ADMINISTRATION OF THE TRUST

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Trust. Federated Services Company provides these at an annual rate which relates to the average aggregate daily net assets of all funds for which affiliates of Federated Investors serve as investment adviser and principal underwriter (the "Federated Funds") as specified below:

 MAXIMUM                   AVERAGE AGGREGATE
   FEE                     DAILY NET ASSETS
  0.150%               on the first $250 million
  0.125%               on the next $250 million
  0.100%               on the next $250 million
  0.075%        on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE

The Trust's net asset value per share fluctuates. It is determined by dividing the sum of the market value of all securities and other assets, less liabilities, by the number of shares outstanding.

INVESTING IN THE TRUST

SHARE PURCHASES

Trust shares are sold on days on which the New York Stock Exchange is open. Shares may be purchased either by wire or mail.

To purchase shares of the Trust, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken over the telephone. The Trust reserves the right to reject any purchase request.

BY WIRE

To purchase shares of the Trust by Federal Reserve wire, call the Trust before 4:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) on the next business day following the order. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts; Attention: EDGEWIRE; For Credit to:
Federated High Yield Trust; Trust Number (this number can be found on the account statement or by contacting the Trust); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

BY MAIL

To purchase shares of the Trust by mail, send a check made payable to Federated High Yield Trust to Federated Shareholder Services Company, c/o State Street Bank and Trust Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. Orders by mail are considered received after payment by check is converted by the transfer agent's bank, State Street Bank and Trust Company, into federal funds. This is normally the next business day after State Street Bank and Trust Company receives the check.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in the Trust is $25,000 plus any financial intermediary's fee, if applicable. However, an account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Trust. Accounts established through a financial intermediary may be subject to a smaller minimum investment.

WHAT SHARES COST

Trust shares are sold at their net asset value next determined after an order is received. There is no sales charge imposed by the Trust. Investors who purchase Trust shares through a financial intermediary may be charged a service fee by that financial intermediary.

The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Trust's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions. In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Trust will not issue share certificates.

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends are declared just prior to determining net asset value. If an order for shares is placed on the preceding business day, shares purchased by wire begin earning dividends on the business day that wire payment is received by the transfer agent. If the order for shares and payment by wire are received on the same day, shares begin earning dividends on the next business day. Shares purchased by check begin earning dividends on the business day after the check is converted, upon instruction of the transfer agent, into federal funds. Dividends are automatically reinvested on payment dates in additional shares of the Trust unless cash payments are requested by contacting the Trust.

CAPITAL GAINS

Capital gains realized by the Trust, if any, will be distributed at least once every 12 months.

RETIREMENT PLANS

Shares of the Trust can be purchased as an investment for retirement plans or for IRA accounts. For further details, contact Federated Securities Corp.
and consult a tax adviser.

REDEEMING SHARES

The Trust redeems shares at their net asset value next determined after the Trust receives the redemption request. Investors who redeem shares through a financial intermediary may be charged a service fee by that financial intermediary. Redemptions will be made on days on which the Trust computes its net asset value. Redemption requests must be received in proper form and can be made by telephone or in writing. Redemption proceeds will normally be sent the following day. However, in order to protect shareholders of the Trust from possible detrimental effects of redemptions, the Adviser may cause a delay of two to seven days in sending redemption proceeds during certain periods of market volatility or for certain shareholders. Dividends are paid up to the day redemption proceeds are sent.

TELEPHONE REDEMPTION

Shareholders may redeem their shares by telephoning the Trust before 4:00 p.m. (Eastern time). All proceeds will be wired to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement. If, at any time, the Trust shall determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified.

An authorization form permitting the transfer agent to accept telephone requests must first be completed. Authorization forms and information on this service are available from Federated Securities Corp.

Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Trust, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Written Requests," should be considered.

WRITTEN REQUESTS

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Trust name; the account name as registered with the Trust; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Redemption proceeds will be sent by check.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Trust or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company, or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Trust does not accept signatures guaranteed by a notary public.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Trust may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000. This requirement does not apply, however, if the balance falls below $25,000 because of changes in the Trust's net asset value.

Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

SHAREHOLDER INFORMATION

VOTING RIGHTS

Each share of the Trust gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. As of April 8, 1998, Charles Schwab & Co., Inc., San Francisco, California, acting in various capacities for numerous accounts, was the owner of record of approximately 56,342,022 shares (44.46%) of the Trust, and therefore, may, for certain purposes, be deemed to control the Trust and be able to affect the outcome of certain matters presented for a vote of shareholders.

As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's operation and for the election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares.

TAX INFORMATION

FEDERAL INCOME TAX

The Trust will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional shares. No federal income tax is due on any dividends earned in an IRA or qualified retirement plan until distributed.

STATE AND LOCAL TAXES

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

PERFORMANCE INFORMATION

From time to time, the Trust advertises its total return and yield.

Total return represents the change, over a specified period of time, in the value of an investment in the Trust after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of the Trust is calculated by dividing the net investment income per share (as defined by the SEC) earned by the Trust over a thirty-day period by the maximum offering price per share of the Trust on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by the Trust and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

Trust shares are sold without any sales charge or other similar non-recurring charges.

From time to time, advertisements for the Trust may refer to ratings, rankings, and other information in certain financial publications and/or compare the Trust's performance to certain indices.

PORTFOLIO OF INVESTMENTS
FEDERATED HIGH YIELD TRUST

FEBRUARY 28, 1998

      PRINCIPAL
       AMOUNT                                                                               VALUE

 CORPORATE BONDS--89.6%
 AEROSPACE & DEFENSE--0.4%
 $            800,000 (a)Aviation Sales Co., Sr. Sub. Note, 8.125%,                   $     809,000
                      2/15/2008
            2,575,000 Tracor, Inc., Sr. Sub. Note, 8.50%, 3/1/2007                        2,690,875
            1,000,000 (a)United Defense Industries, Inc., Sr. Sub.                        1,022,500
                      Note, 8.75%, 11/15/2007
                        TOTAL                                                             4,522,375
 AUTOMOBILE--2.5%
            3,600,000 (a) Accuride Corp., Sr. Sub. Note, 9.25%,                           3,618,000
                      2/1/2008
            3,563,000 Aftermarket Technology Co., Sr. Sub. Note,                          3,981,652
                      12.00%, 8/1/2004
              750,000 Aftermarket Technology Co., Sr. Sub. Note,                            838,125
                      Series D, 12.00%, 8/1/2004
            9,050,000 Collins & Aikman Products Co., Sr. Sub. Note,                      10,215,187
                      11.50%, 4/15/2006
            1,000,000 Delco-Remy International, Inc., Sr. Note,                           1,035,000
                      8.625%, 12/15/2007
            5,900,000 Lear Corp., Sub. Note, 9.50%, 7/15/2006                             6,541,625
            1,700,000 OshKosh Truck Corp., Sr. Sub., 8.75%, 3/1/2008                      1,725,500
            2,050,000 Oxford Automotive, Inc., Sr. Sub. Note, 10.125%,                    2,173,000
                      6/15/2007
                         TOTAL                                                           30,128,089
 BANKING--1.5%
           15,700,000 First Nationwide Escrow Corp., Sr. Sub. Note,                      17,741,000
                      10.625%, 10/1/2003
 BEVERAGE & TOBACCO--0.4%
            5,050,000 Dimon, Inc., Sr. Note, 8.875%, 6/1/2006                             5,365,625
 BROADCAST RADIO & TV--6.7%
            7,250,000 (a)ACME Television, LLC, Sr. Disc. Note,                            5,818,125
                      0/10.875%, 9/30/2004
            3,000,000 Capstar Broadcasting Partners, Inc., Sr. Sub.                       3,157,500
                      Note, 9.25%, 7/1/2007
            3,000,000 Chancellor Media Corp., Company Guarantee,                          3,360,000
                      10.50%, 1/15/2007
            2,450,000 Chancellor Media Corp., Sr. Sub. Note, 8.75%,                       2,578,625
                      6/15/2007
            5,000,000 Chancellor Media Corp., Sr. Sub. Note, 9.375%,                      5,325,000
                      10/1/2004
            5,825,000 (a)Chancellor Radio Broadcasting Co., Sr. Sub.                      5,941,500
                      Note, 8.125%, 12/15/2007
           12,925,000 Fox/Liberty Networks, LLC, Sr. Disc. Note,                          8,853,625
                      0/9.75%, 8/15/2007
            3,200,000 Fox/Liberty Networks, LLC, Sr. Note, 8.875%,                        3,336,000
                      8/15/2007
            1,175,000 Lamar Advertising Co., Sr. Sub. Note, 8.625%,                       1,227,875
                      9/15/2007
            5,000,000 Lamar Advertising Co., Sr. Sub. Note, 9.625%,                       5,450,000
                      12/1/2006
            8,550,000 Outdoor Systems, Inc., Sr. Sub. Note, 8.875%,                       9,063,000
                      6/15/2007
            1,400,000 SFX Broadcasting, Inc., Sr. Sub. Note, 10.75%,                      1,575,000
                      5/15/2006
            3,300,000 Sinclair Broadcast Group, Inc., Sr. Sub. Note,                      3,576,375
                      10.00%, 9/30/2005

 FEDERATED HIGH YIELD TRUST

      PRINCIPAL
        AMOUNT                                                                              VALUE
 CORPORATE BONDS--CONTINUED
 BROADCAST RADIO & TV--CONTINUED
 $          7,000,000 Sinclair Broadcast Group, Inc., Sr. Sub. Note,                 $    7,227,500
                      8.75%, 12/15/2007
            2,250,000 Sinclair Broadcast Group, Inc., Sr. Sub. Note,                      2,351,250
                      9.00%, 7/15/2007
              750,000 Sullivan Broadcast Holdings Inc., Deb., 13.25%,                     1,016,250
                      12/15/2006
            5,025,000 Sullivan Broadcast Holdings Inc., Sr. Sub. Note,                    5,477,250
                      10.25%, 12/15/2005
            2,225,000 Young Broadcasting, Inc., Sr. Sub. Note,                            2,425,250
                      10.125%, 2/15/2005
            1,250,000 Young Broadcasting, Inc., Sr. Sub. Note, 11.75%,                    1,387,500
                      11/15/2004
            1,425,000 Young Broadcasting, Inc., Sr. Sub. Note, 9.00%,                     1,474,875
                      1/15/2006
                        TOTAL                                                            80,622,500
 BUILDING & DEVELOPMENT--1.1%
            3,350,000 (a)American Architectural Products Corp., Sr.                       3,517,500
                      Note, 11.75%, 12/1/2007
            4,625,000 American Builders & Contractors Supply Co.,                         4,833,125
                      Inc., Sr. Sub. Note, 10.625%, 5/15/2007
            4,625,000 (a)Building Materials Corp. of America, Sr.                         4,682,812
                      Note, 8.00%, 10/15/2007
                         TOTAL                                                           13,033,437
 BUSINESS EQUIPMENT & SERVICES--2.0%
            6,725,000 (a)Dialog Corp. PLC, Sr. Sub. Note, 11.00%,                         7,363,875
                      11/15/2007
            3,725,000 Electronic Retailing Systems International,                         2,439,875
                      Inc., Sr. Disc. Note, 0/13.25%, 2/1/2004
            1,850,000 (a)Fisher Scientific International, Inc., Sr.                       1,910,125
                      Sub. Note, 9.00%, 2/1/2008
            3,900,000 Knoll Inc., Sr. Sub. Note, 10.875%, 3/15/2006                       4,475,250
            3,100,000 Outsourcing Solutions, Inc., Sr. Sub. Note,                         3,340,250
                      11.00%, 11/1/2006
            3,483,000 United Stationers Supply Co., Sr. Sub. Note,                        4,040,280
                      12.75%, 5/1/2005
                        TOTAL                                                            23,569,655
 CABLE TELEVISION--11.3%
               34,989 Australis Media Ltd., Sr. Disc. Note, 5/15/2003                         8,747
            3,950,000 Australis Media Ltd., Unit, 0/14.00%, 5/15/2003                       987,500
            5,000,000 Cablevision Systems Corp., Sr. Note, 7.875%,                        5,162,500
                      12/15/2007
            4,000,000 Cablevision Systems Corp., Sr. Sub. Deb.,                           4,420,000
                      9.875%, 2/15/2013
            2,875,000 Cablevision Systems Corp., Sr. Sub. Note, 9.25%,                    3,083,437
                      11/1/2005
            4,300,000 Cablevision Systems Corp., Sr. Sub. Note,                           4,740,750
                      9.875%, 5/15/2006
            2,000,000 Charter Communications Holdings, Inc., Sr. Disc.                    1,640,000
                      Note, 0/14.00%, 3/15/2007
            4,750,000 Charter Communications Southeast, L.P., Sr.                         5,355,625
                      Note, 11.25%, 3/15/2006
            6,475,000 Comcast Corp., Sr. Sub. Deb., 9.375%, 5/15/2005                     6,944,437
           10,475,000 Comcast UK Cable, Deb., 0/11.20%, 11/15/2007                        8,641,875
            3,850,000 (a)Diamond Cable Communications PLC, 9.125%,                        3,869,250
                      2/1/2008
            8,825,000 Diamond Cable Communications PLC, Sr. Disc.                         5,956,875
                      Note, 0/10.75%, 2/15/2007

 FEDERATED HIGH YIELD TRUST

      PRINCIPAL
        AMOUNT                                                                              VALUE
 CORPORATE BONDS--CONTINUED
 CABLE TELEVISION--CONTINUED
 $          4,550,000 (a)Diva Systems Corp., Unit, 0/12.625%, 3/1/2008                $   2,491,125
           11,250,000 EchoStar Satellite Broadcasting Corp., Sr. Disc.                   10,054,687
                      Note, 0/13.125%, 3/15/2004
              750,000 FrontierVision Holdings, L.P., Sr. Disc. Note,                        583,125
                      0/11.875%, 9/15/2007
            5,250,000 International Cabletel, Inc., Sr. Defd. Cpn.                        5,118,750
                      Note, 0/10.875%, 10/15/2003
            6,400,000 International Cabletel, Inc., Sr. Defd. Cpn.                        5,168,000
                      Note, 0/11.50%, 2/1/2006
            6,375,000 International Cabletel, Inc., Sr. Disc. Note,                       5,466,563
                      0/12.75%, 4/15/2005
            2,250,000 Lenfest Communications Inc., Sr. Note, 8.375%,                      2,340,000
                      11/1/2005
            1,000,000 Lenfest Communications Inc., Sr. Sub. Note,                         1,140,000
                      10.50%, 6/15/2006
            3,250,000 (a) Lenfest Communications Inc., Sr. Sub. Note,                     3,258,125
                      8.25%, 2/15/2008
            2,850,000 (a) Pegasus Communications Corp., Sr. Note,                         3,021,000
                      9.625%, 10/15/2005
            3,300,000 Pegasus Media, Note, 12.50%, 7/1/2005                               3,795,000
            2,850,000 Rogers Cablesystems Ltd., Sr. Secd. 2nd Priority                    3,199,125
                      Note, 10.00%, 12/1/2007
            2,500,000 Rogers Cablesystems Ltd., Sr. Secd. 2nd Priority                    2,812,500
                      Note, 10.00%, 3/15/2005
            5,800,000 Rogers Cablesystems Ltd., Sr. Sub. Gtd. Note,                       6,844,000
                      11.00%, 12/1/2015
           21,825,000 TeleWest PLC, Sr. Disc. Deb., 0/11.00%,                            17,569,125
                      10/1/2007
            9,825,000 UIH Australia/Pacific, Sr. Disc. Note, 0/14.00%,                    7,024,875
                      5/15/2006
            8,000,000 (a)United International Holdings, Inc., Sr.                         4,880,000
                      Secd. Disc. Note, 0/10.75%, 2/15/2008
                        TOTAL                                                           135,576,996
 CHEMICALS & PLASTICS--3.1%
              750,000 Buckeye Cellulose Corp., Sr. Sub. Note, 8.50%,                        779,063
                      12/15/2005
            3,900,000 Buckeye Cellulose Corp., Sr. Sub. Note, 9.25%,                      4,075,500
                      9/15/2008
            1,750,000 Foamex L.P., Sr. Sub. Note, 13.50%, 8/15/2005                       2,012,500
            3,075,000 ISP Holding, Inc., Sr. Note, 9.00%, 10/15/2003                      3,236,438
            3,988,000 ISP Holding, Inc., Sr. Note, 9.75%, 2/15/2002                       4,262,175
           11,600,000 Polymer Group, Inc., Sr. Sub. Note, 9.00%,                         11,890,000
                      7/1/2007
            2,225,000 RBX Corp., Sr. Sub. Note, Series B, 11.25%,                         2,024,750
                      10/15/2005
            6,075,000 Sterling Chemicals Holdings, Inc., Sr. Disc.                        3,857,625
                      Note, 0/13.50%, 8/15/2008
            1,350,000 Sterling Chemicals, Inc., Sr. Sub. Note, 11.75%,                    1,424,250
                      8/15/2006
            3,400,000 Uniroyal Technology Corp., Sr. Secd. Note,                          3,587,000
                      11.75%, 6/1/2003
                        TOTAL                                                            37,149,301
 CLOTHING & TEXTILES--2.8%
            3,125,000 Collins & Aikman Floorcoverings, Inc., Sr. Sub.                     3,304,687
                      Note, 10.00%, 1/15/2007
            3,850,000 Dyersburg Corp., Sr. Sub. Note, 9.75%, 9/1/2007                     4,071,375
            2,150,000 GFSI, Inc., Sr. Sub. Note, 9.625%, 3/1/2007                         2,257,500

 FEDERATED HIGH YIELD TRUST

      PRINCIPAL
        AMOUNT                                                                              VALUE
 CORPORATE BONDS--CONTINUED
 CLOTHING & TEXTILES--CONTINUED
 $          4,450,000 (a)Glenoit Corp., Sr. Sub. Note, 11.00%,                       $    4,861,625
                      4/15/2007
            4,700,000 Pillowtex Corp., Sr. Sub. Note, 10.00%,                             5,170,000
                      11/15/2006
            2,950,000 (a)Pillowtex Corp., Sr. Sub. Note, 9.00%,                           3,090,125
                      12/15/2007
            9,850,000 WestPoint Stevens, Inc., Sr. Sub. Deb., 9.375%,                    10,441,000
                      12/15/2005
                        TOTAL                                                            33,196,312
 CONGLOMERATES--0.6%
            2,250,000 (a)ClimaChem, Inc., Sr. Note, 10.75%, 12/1/2007                     2,379,375
            4,850,000 (a)Eagle Picher Industries, Inc., Sr. Sub. Note,                    4,898,500
                      9.375%, 3/1/2008
                        TOTAL                                                             7,277,875
 CONSUMER PRODUCTS--4.3%
            3,150,000 American Safety Razor Co., Sr. Note, 9.875%,                        3,441,375
                      8/1/2005
            2,000,000 (a) Amscan Holdings, Inc., Sr. Sub. Note,                           2,090,000
                      9.875%, 12/15/2007
            2,600,000 Herff Jones, Inc., Sr. Sub. Note, 11.00%,                           2,899,000
                      8/15/2005
            2,400,000 Hosiery Corp. of America, Inc., Sr. Sub. Note,                      2,652,000
                      13.75%, 8/1/2002
            5,300,000 ICON Fitness Corp., Sr. Disc. Note, 0/14.00%,                       2,888,500
                      11/15/2006
            3,450,000 ICON Health & Fitness, Inc., Sr. Sub. Note,                         3,777,750
                      13.00%, 7/15/2002
            2,850,000 NBTY, Inc., Sr. Sub. Note, 8.625%, 9/15/2007                        2,942,625
            6,300,000 Playtex Family Products Corp., Sr. Sub. Note,                       6,520,500
                      9.00%, 12/15/2003
            1,100,000 Playtex Products, Inc., Sr. Note, 8.875%,                           1,144,000
                      7/15/2004
            1,500,000 (a) Revlon Consumer Products Corp., Sr. Note,                       1,496,250
                      8.125%, 2/1/2006
           11,800,000 (a) Revlon Consumer Products Corp., Sr. Sub.                       11,770,500
                      Note, 8.625%, 2/1/2008
            1,250,000 (a) Sealy Corporation, Sr. Sub. Note, 9.875%,                       1,325,000
                      12/15/2007
            2,000,000 (a) Sealy Mattress Co., Sr. Sub. Disc. Note,                        1,317,500
                      0/10.875%, 12/15/2007
            4,500,000 Simmons Co., Sr. Sub. Note, 10.75%, 4/15/2006                       4,888,125
            2,950,000 Syratech Corp., Sr. Note, 11.00%, 4/15/2007                         2,669,750
                        TOTAL                                                            51,822,875
 CONTAINER & GLASS PRODUCTS--0.4%
            1,200,000 (a)Graham Packaging Co., Sr. Sub. Note, 8.75%,                      1,215,000
                      1/15/2008
            1,400,000 (a)Graham Packaging Holdings Co., Sr. Disc.                           875,000
                      Note, 0/10.75%, 1/15/2009
            2,750,000 (a)Tekni-Plex, Inc., Sr. Sub. Note, 9.25%,                          2,791,250
                      3/1/2008
                        TOTAL                                                             4,881,250

 FEDERATED HIGH YIELD TRUST

      PRINCIPAL
        AMOUNT                                                                              VALUE
 CORPORATE BONDS--CONTINUED
 ECOLOGICAL SERVICES & EQUIPMENT--1.6%
 $         10,175,000 Allied Waste Industries, Inc., Sr. Disc. Note,                  $   7,415,031
                      0/11.30%, 6/1/2007
            8,375,000 Allied Waste North America, Inc., Company                           9,327,656
                      Guarantee, 10.25%, 12/1/2006
            2,350,000 ICF Kaiser International, Inc., Sr. Sub. Note,                      2,502,750
                      13.00%, 12/31/2003
                        TOTAL                                                            19,245,437
 ELECTRONICS--0.8%
            2,175,000 Fairchild Semiconductor Corp., Sr. Sub.,                            2,300,063
                      10.125%, 3/15/2007
            1,225,000 (a)PX Escrow Corp., Sr. Sub. Disc. Note,                              863,625
                      0/9.625%, 2/1/2006
            1,875,000 Viasystems, Inc., Sr. Sub. Note, 9.75%, 6/1/2007                    1,973,438
            4,250,000 (a)Viasystems, Inc., Sr. Sub. Note, 9.75%,                          4,473,125
                      6/1/2007
                        TOTAL                                                             9,610,251
 FINANCIAL INTERMEDIARIES--0.2%
            2,000,000 ContiFinancial Corp., Sr. Note, 8.375%,                             2,055,000
                      8/15/2003
 FOOD & DRUG RETAILERS--1.1%
            3,650,000 Carr-Gottstein Foods Co., Sr. Sub. Note, 12.00%,                    4,069,750
                      11/15/2005
            3,150,000 DiGiorgio Corp., Sr. Note, 10.00%, 6/15/2007                        3,165,750
            4,675,000 Jitney-Jungle Stores of America, Inc., Sr. Sub.                     4,815,250
                      Note, 10.375%, 9/15/2007
            1,000,000 Stater Brothers Holdings, Inc., Sr. Sub. Note,                      1,065,000
                      9.00%, 7/1/2004
                        TOTAL                                                            13,115,750
 FOOD PRODUCTS--1.9%
            3,600,000 Aurora Foods, Inc., Sr. Sub. Note, 9.875%,                          3,870,000
                      2/15/2007
            4,350,000 Curtice-Burns Foods, Inc., Sr. Sub. Note,                           4,817,625
                      12.25%, 2/1/2005
            1,550,000 (a)Eagle Family Foods, Inc., Sr. Sub. Note,                         1,553,875
                      8.75%, 1/15/2008
            7,400,000 International Home Foods, Inc., Sr. Sub. Note,                      8,251,000
                      10.375%, 11/1/2006
            4,050,000 Van de Kamp's, Inc., Sr. Sub. Note, 12.00%,                         4,556,250
                      9/15/2005
                        TOTAL                                                            23,048,750
 FOOD SERVICES--1.2%
            3,075,000 AmeriServe Food Distribution, Inc., Sr. Note,                       3,198,000
                      8.875%, 10/15/2006
            7,900,000 AmeriServe Food Distribution, Inc., Sr. Sub.                        8,591,250
                      Note, 10.125%, 7/15/2007
            3,200,000 Nebco Evans Holding Co., Sr. Disc. Note,                            2,192,000
                      0/12.375%, 7/15/2007
                        TOTAL                                                            13,981,250
 FOREST PRODUCTS--2.1%
            4,125,000 Container Corp. of America, Sr. Note, 11.25%,                       4,516,875
                      5/1/2004
            5,250,000 Four M Corp., Sr. Note, 12.00%, 6/1/2006                            5,565,000
            5,350,000 S. D. Warren Co., Sr. Sub. Note, 12.00%,                            6,018,750
                      12/15/2004

 FEDERATED HIGH YIELD TRUST

      PRINCIPAL
        AMOUNT                                                                              VALUE
 CORPORATE BONDS--CONTINUED
 FOREST PRODUCTS--CONTINUED
 $          4,975,000 Stone Container Corp., Sr. Note, 11.50%,                      $     5,329,469
                      10/1/2004
            2,000,000 Stone Container Corp., Sr. Note, 12.58%,                            2,175,000
                      8/1/2016
            2,000,000 Stone Container Corp., Unit, 12.25%, 4/1/2002                       2,075,000
                        TOTAL                                                            25,680,094
 HEALTHCARE--3.1%
            2,550,000 Alliance Imaging, Inc., Sr. Sub. Note, 9.625%,                      2,658,375
                      12/15/2005
            5,725,000 Dade International, Inc., Sr. Sub. Note,                            6,369,062
                      11.125%, 5/1/2006
            4,925,000 Genesis Health Ventures, Inc., Sr. Sub. Note,                       5,146,625
                      9.25%, 10/1/2006
            8,450,000 Tenet Healthcare Corp., Sr. Note, 8.00%,                            8,766,875
                      1/15/2005
           10,800,000 Tenet Healthcare Corp., Sr. Sub. Note, 10.125%,                    11,934,000
                      3/1/2005
            2,650,000 Tenet Healthcare Corp., Sr. Sub. Note, 8.625%,                      2,769,250
                      1/15/2007
                        TOTAL                                                            37,644,187
 HOME PRODUCTS & FURNISHINGS--0.8%
            8,825,000 Falcon Building Products, Inc., Sr. Sub. Disc.                      6,177,500
                      Note, 0/10.50%, 6/15/2007
            3,550,000 (a)Werner Enterprises, Inc., Sr. Sub. Note,                         3,776,313
                      10.00%, 11/15/2007
                        TOTAL                                                             9,953,813
 HOTELS, MOTELS, INNS & CASINOS--0.5%
            4,900,000 Courtyard by Marriott II LP, Sr. Note, 10.75%,                      5,439,000
                      2/1/2008
 INDUSTRIAL PRODUCTS & EQUIPMENT--4.5%
            3,275,000 Amphenol Corp., Sr. Sub. Note, 9.875%, 5/15/2007                    3,569,750
            1,750,000 (a)Anchor Lamina, Inc., Sr. Sub. Note, 9.875%,                      1,774,062
                      2/1/2008
            4,800,000 Cabot Safety Acquisition Corp., Sr. Sub. Note,                      5,412,000
                      12.50%, 7/15/2005
            4,725,000 Continental Global Group, Inc., Sr. Note,                           5,103,000
                      11.00%, 4/1/2007
            1,000,000 (a)Elgin National Industries, Inc., Sr. Note,                       1,065,000
                      11.00%, 11/1/2007
            5,325,000 Euramax International PLC, Sr. Sub. Note,                           5,830,875
                      11.25%, 10/1/2006
            3,700,000 Fairfield Manufacturing Co., Inc., Sr. Sub.                         3,922,000
                      Note, 11.375%, 7/1/2001
            3,250,000 Hawk Corp., Sr. Note, 10.25%, 12/1/2003                             3,558,750
            4,100,000 International Knife & Saw, Inc., Sr. Sub. Note,                     4,489,500
                      11.375%, 11/15/2006
            1,925,000 (a)International Utility Structures, Inc., Sr.                      1,997,188
                      Sub. Note, 10.75%, 2/1/2008
            1,800,000 Johnstown America Industries, Inc., Sr. Sub.                        2,016,000
                      Note, 11.75%, 8/15/2005
            1,875,000 Johnstown America Industries, Inc., Sr. Sub.                        2,100,000
                      Note, 11.75%, 8/15/2005
            5,000,000 MMI Products, Inc., Sr. Sub. Note, 11.25%,                          5,550,000
                      4/15/2007
            3,600,000 Neenah Corp., Sr. Sub. Note, 11.125%, 5/1/2007                      4,009,500
            3,450,000 Unifrax Investment Corp., Sr. Note, 10.50%,                         3,622,500
                      11/1/2003
                        TOTAL                                                            54,020,125

 FEDERATED HIGH YIELD TRUST

      PRINCIPAL
        AMOUNT                                                                              VALUE
 CORPORATE BONDS--CONTINUED
 LEISURE & ENTERTAINMENT--4.4%
 $          6,109,000 AMF Group, Inc., Sr. Sub. Disc. Note, 0/12.25%,                $    4,902,472
                      3/15/2006
            1,600,000 AMF Group, Inc., Sr. Sub. Note, 10.875%,                            1,766,000
                      3/15/2006
            3,550,000 Cobblestone Golf Group, Inc., Sr. Note, 11.50%,                     3,958,250
                      6/1/2003
            1,000,000 KSL Recreation Group, Inc., Sr. Sub. Note,                          1,100,000
                      10.25%, 5/1/2007
            3,100,000 Premier Parks, Inc., Sr. Note, 12.00%, 8/15/2003                    3,441,000
              500,000 Premier Parks, Inc., Sr. Note, 9.75%, 1/15/2007                       538,750
           12,825,000 Six Flags Theme Parks, Sr. Sub. Disc. Note,                        14,171,625
                      0/12.25%, 6/15/2005
           22,400,000 Viacom, Inc., Sub. Deb., 8.00%, 7/7/2006                           23,016,000
                        TOTAL                                                            52,894,097
 MACHINERY & EQUIPMENT--1.6%
            4,275,000 Alvey Systems, Inc., Sr. Sub. Note, 11.375%,                        4,563,562
                      1/31/2003
            5,525,000 Clark Material Handling Corp., Sr. Note, 10.75%,                    6,008,437
                      11/15/2006
            3,500,000 (a)National Equipment Services, Inc., Sr. Sub.                      3,745,000
                      Note, 10.00%, 11/30/2004
            4,050,000 Tokheim Corp., Sr. Sub. Note, 11.50%, 8/1/2006                      4,596,750
                        TOTAL                                                            18,913,749
 METALS & MINING--0.7%
            3,000,000 (a)AEI Holding Co., Inc., Sr. Note, 10.00%,                         3,172,500
                      11/15/2007
            1,500,000 (a)Anker Coal Group, Inc., Sr. Note, 9.75%,                         1,537,500
                      10/1/2007
            4,350,000 Royal Oak Mines, Inc., Sr. Sub. Note, 11.00%,                       3,110,250
                      8/15/2006
                        TOTAL                                                             7,820,250
 OIL & GAS--4.8%
            7,950,000 Abraxas Petroleum Corp., Sr. Note, 11.50%,                          8,387,250
                      11/1/2004
            2,000,000 (a)Abraxas Petroleum Corp., Sr. Note, Series C,                     2,110,000
                      11.50%, 11/1/2004
            5,225,000 DI Industries, Inc., Sr. Note, 8.875%, 7/1/2007                     5,525,437
            4,200,000 (a)Dailey Petroleum Services Corp., Sr. Note,                       4,284,000
                      9.50%, 2/15/2008
            2,000,000 Falcon Drilling Co., Inc., Sr. Sub. Note,                           2,280,000
                      12.50%, 3/15/2005
            5,875,000 Forcenergy Gas Exploration, Inc., Sr. Sub. Note,                    5,992,500
                      8.50%, 2/15/2007
            5,250,000 Forcenergy Gas Exploration, Inc., Sr. Sub. Note,                    5,617,500
                      9.50%, 11/1/2006
            2,500,000 Giant Industries, Inc., Sr. Sub. Note, 9.75%,                       2,618,750
                      11/15/2003
            3,100,000 KCS Energy, Inc., Sr. Sub. Note, 8.875%,                            3,053,500
                      1/15/2008
            1,100,000 (a)Offshore Logistics, Inc., Sr. Note, 7.875%,                      1,116,500
                      1/15/2008
            1,950,000 Pacalta Resources Ltd., Sr. Note, 10.75%,                           1,969,500
                      6/15/2004
            2,250,000 Pogo Producing Co., Sr. Sub. Note, 8.75%,                           2,351,250
                      5/15/2007
            2,200,000 Pride Petroleum Services, Inc., Sr. Note,                           2,376,000
                      9.375%, 5/1/2007

 FEDERATED HIGH YIELD TRUST

      PRINCIPAL
        AMOUNT                                                                              VALUE
 CORPORATE BONDS--CONTINUED
 OIL & GAS--CONTINUED
 $          4,000,000 United Meridian Corp., Sr. Sub. Note, 10.375%,                 $    4,460,000
                      10/15/2005
            1,000,000 (a)Universal Compression Holdings, Inc., Sr.                          590,000
                      Disc. Note, 0/11.375%, 2/15/2009
            1,875,000 (a)Universal Compression Holdings, Inc., Sr.                        1,181,250
                      Disc. Note, 0/9.875%, 2/15/2008
            2,650,000 (a)XCL, Ltd., Unit, 13.50%, 5/1/2004                                3,193,250
                        TOTAL                                                            57,106,687
 PRINTING & PUBLISHING--2.2%
            7,350,000 Affiliated Newspaper Investments, Inc., Sr.                         7,092,750
                      Disc. Note, 0/13.25%, 7/1/2006
            2,975,000 Garden State Newspapers, Inc., Sr. Sub. Note,                       3,376,625
                      12.00%, 7/1/2004
            2,600,000 Garden State Newspapers, Inc., Sr. Sub. Note,                       2,691,000
                      8.75%, 10/1/2009
            3,100,000 Hollinger International Publishing, Inc., Sr.                       3,286,000
                      Sub. Note, 9.25%, 2/1/2006
            4,200,000 Hollinger International Publishing, Inc., Sr.                       4,515,000
                      Sub. Note, 9.25%, 3/15/2007
            4,700,000 K-III Communications Corp., Company Guarantee,                      4,926,775
                      Series B, 8.50%, 2/1/2006
                        TOTAL                                                            25,888,150
 RETAILERS--0.7%
            5,600,000 Brylane Capital Corp., Sr. Sub. Note, 10.00%,                       5,992,000
                      9/1/2003
            2,700,000 Leslie's Poolmart, Inc., Sr. Note, 10.375%,                         2,821,500
                      7/15/2004
                        TOTAL                                                             8,813,500
 SERVICES--0.3%
            3,618,000 Coinmach Corp., Sr. Note, 11.75%, 11/15/2005                        4,070,250
 STEEL--1.0%
            2,000,000 Bayou Steel Corp., 1st Mtg. Note, 10.25%,                           2,075,000
                      3/1/2001
              500,000 EnviroSource, Inc., Sr. Note, 9.75%, 6/15/2003                        515,000
            5,900,000 GS Technologies Operating Co., Inc., Sr. Note,                      6,512,125
                      12.00%, 9/1/2004
            1,225,000 GS Technologies Operating Co., Inc., Sr. Note,                      1,387,313
                      12.25%, 10/1/2005
            1,275,000 Ryerson Tull, Inc., Sr. Note, 9.125%, 7/15/2006                     1,377,000
                        TOTAL                                                            11,866,438
 SURFACE TRANSPORTATION--3.3%
            2,800,000 Allied Holdings, Inc., Sr. Note, 8.625%,                            2,884,000
                      10/1/2007
            4,950,000 AmeriTruck Distribution Corp., Sr. Sub. Note,                       4,875,750
                      12.25%, 11/15/2005
            3,350,000 Chemical Leaman Corp., Sr. Note, 10.375%,                           3,584,500
                      6/15/2005
            3,000,000 Gearbulk Holding Limited, Sr. Note, 11.25%,                         3,296,250
                      12/1/2004
            7,050,000 Statia Terminals International N.V., 1st Mtg.                       7,525,875
                      Note, 11.75%, 11/15/2003
            7,700,000 Stena AB, Sr. Note, 10.50%, 12/15/2005                              8,498,875
            3,675,000 Stena AB, Sr. Note, 8.75%, 6/15/2007                                3,817,406

 FEDERATED HIGH YIELD TRUST

      PRINCIPAL
        AMOUNT                                                                              VALUE
 CORPORATE BONDS--CONTINUED
 SURFACE TRANSPORTATION--CONTINUED
 $          2,775,000 (a)The Holt Group, Inc., Sr. Note, 9.75%,                     $     2,816,625
                      1/15/2006
            3,100,000 Trism, Inc., Sr. Sub. Note, 10.75%, 12/15/2000                      2,712,500
                        TOTAL                                                            40,011,781
 TELECOMMUNICATIONS & CELLULAR--14.7%
            7,125,000 American Communications Services, Inc., Sr.                         5,771,250
                      Disc. Note, 0/12.75%, 4/1/2006
              600,000 American Communications Services, Inc., Sr.                           519,000
                      Disc. Note, 0/13.00%, 11/1/2005
            1,000,000 American Communications Services, Inc., Sr.                         1,210,000
                      Note, 13.75%, 7/15/2007
            1,750,000 Arch Communications Group, Inc., Sr. Disc. Note,                      988,750
                      0/10.875%, 3/15/2008
            8,250,000 Call-Net Enterprises, Inc., Sr. Disc. Note,                         5,898,750
                      0/9.27%, 8/15/2007
            7,025,000 Cellular Communications International, Inc., Sr.                    6,072,410
                      Disc. Note, 13.25% accrual, 8/15/2000
            4,050,000 Comcast Cellular Holdings, Inc., Sr. Note,                          4,303,125
                      9.50%, 5/1/2007
            2,850,000 Esprit Telecom Group PLC, Sr. Note, 11.50%,                         3,113,625
                      12/15/2007
            1,950,000 (a)FLAG Ltd., Sr. Note, 8.25%, 1/30/2008                            1,993,875
            4,900,000 Hermes Europe Railtel B.V., Sr. Note, 11.50%,                       5,512,500
                      8/15/2007
            2,900,000 HighwayMaster Communications, Inc., Sr. Note,                       3,052,250
                      13.75%, 9/15/2005
            4,150,000 Intermedia Communications of Florida, Inc., Sr.                     3,060,625
                      Disc. Note, 0/11.25%, 7/15/2007
           10,925,000 Intermedia Communications of Florida, Inc., Sr.                     8,903,875
                      Disc. Note, 0/12.50%, 5/15/2006
            3,325,000 Intermedia Communications of Florida, Inc., Sr.                     3,503,719
                      Note, 8.875%, 11/1/2007
            9,600,000 McLeod, Inc., Sr. Disc. Note, 0/10.50%, 3/1/2007                    7,296,000
            1,125,000 McLeod, Inc., Sr. Note, 9.25%, 7/15/2007                            1,209,375
            2,000,000 MetroNet Communications Corp., Sr. Disc. Note,                      1,310,000
                      0/10.75%, 11/1/2007
            4,200,000 MetroNet Communications Corp., Sr. Note, 12.00%,                    4,872,000
                      8/15/2007
           10,100,000 Millicom International Cellular S. A., Sr. Disc.                    7,802,250
                      Note, 0/13.50%, 6/1/2006
            2,825,000 NEXTEL Communications, Inc., Sr. Disc. Note,                        1,843,313
                      0/10.65%, 9/15/2007
            6,325,000 NEXTEL Communications, Inc., Sr. Disc. Note,                        6,087,813
                      0/9.75%, 8/15/2004
           12,700,000 (a)NEXTEL Communications, Inc., Sr. Disc. Note,                     7,794,625
                      0/9.95%, 2/15/2008
            3,000,000 (a)NEXTLINK Communications, Inc., Sr. Note,                         3,030,000
                      9.00%, 3/15/2008
            2,350,000 NEXTLINK Communications, Inc., Sr. Note, 9.625%,                    2,467,500
                      10/1/2007
            6,850,000 Paging Network, Inc., Sr. Sub. Note, 10.00%,                        7,141,125
                      10/15/2008
            3,075,000 Paging Network, Inc., Sr. Sub. Note, 10.125%,                       3,213,375
                      8/1/2007
            5,000,000 (a)Qwest Communications International, Inc., Sr.                    3,312,500
                      Disc. Note, 0/8.29%, 2/1/2008
            6,525,000 (a)Qwest Communications International, Inc., Sr.                    4,551,188
                      Disc. Note, 0/9.47%, 10/15/2007
            6,925,000 Qwest Communications International, Inc., Sr.                       7,929,125
                      Note, 10.875%, 4/1/2007
            4,700,000 Rogers Cantel Mobile, Inc., Sr. Sub. Note,                          4,711,750
                      8.80%, 10/1/2007

 FEDERATED HIGH YIELD TRUST

      PRINCIPAL
       AMOUNT
      OR SHARES                                                                            VALUE
 CORPORATE BONDS--CONTINUED
 TELECOMMUNICATIONS & CELLULAR--CONTINUED
 $          5,850,000 Sygnet Wireless, Inc., Sr. Note, 11.50%,                       $    6,552,000
                      10/1/2006
           13,250,000 Teleport Communications Group, Inc., Sr. Disc.                     11,428,125
                      Note, 0/11.125%, 7/1/2007
              800,000 Teleport Communications Group, Inc., Sr. Note,                        932,000
                      9.875%, 7/1/2006
            3,675,000 (a) Telesystem International Wireless, Inc., Sr.                    2,260,125
                      Disc. Note, 0/10.50%, 11/1/2007
            8,350,000 (a) Telesystem International Wireless, Inc., Sr.                    5,678,000
                      Disc. Note, 0/13.25%, 6/30/2007
            6,250,000 Teligent, Inc., Sr. Note, 11.50%, 12/1/2007                         6,453,125
            4,325,000 USA Mobile Communications, Inc., Sr. Note,                          4,216,875
                      9.50%, 2/1/2004
            9,375,000 Vanguard Cellular Systems, Inc., Deb., 9.375%,                      9,937,500
                      4/15/2006
                        TOTAL                                                           175,933,443
 UTILITIES--1.0%
            2,200,000 CalEnergy Co., Inc., Sr. Note, 9.50%, 9/15/2006                     2,395,250
            2,900,000 California Energy Co., Inc., Sr. Note, 10.25%,                      3,142,875
                      1/15/2004
            5,575,000 El Paso Electric Co., 1st Mtg. Note, 9.40%,                         6,298,133
                      5/1/2011
                        TOTAL                                                            11,836,258
                        TOTAL CORPORATE BONDS (IDENTIFIED COST $1,015,270,075)        1,073,835,550
 COMMON STOCKS--0.2%
 BROADCAST RADIO & TV--0.0%
               12,000 (b)Sullivan Broadcast Holdings Inc., Class B                          366,000
 BUILDING & DEVELOPMENT--0.0%
                3,080 (b) Atlantic Gulf Communities Corp.                                    10,780
 BUSINESS EQUIPMENT & SERVICES--0.0%
                3,725 (a)Electronic Retailing Systems International,                        111,750
                      Inc., Warrants
 CABLE TELEVISION--0.0%
                2,525 Australis Holdings Property Ltd., Warrants                                  0
                   68 (a)(b)CS Wireless Systems, Inc.                                             0
                6,994 (a)(b)Pegasus Communications Corp.                                    147,329
                3,450 Pegasus Communications Corp., Warrants                                113,850
                9,825 UIH Australia/Pacific, Warrants                                        40,400
                9,000 (a)(b)Wireless One, Inc., Warrants                                          0
                        TOTAL                                                               301,579

 FEDERATED HIGH YIELD TRUST

      PRINCIPAL
        AMOUNT                                                                              VALUE
 COMMON STOCKS--CONTINUED
 CHEMICALS & PLASTICS--0.0%
                4,675 (a)(b)Sterling Chemicals Holdings, Inc.,                        $     133,238
                      Warrants
               20,500 (a)(b)Uniroyal Technology Corp., Warrants                              94,813
                        TOTAL                                                               228,051
 CONSUMER PRODUCTS--0.1%
               72,287 (a)(b)Alarmguard Holdings, Inc.                                       698,003
                3,000 (a)(b)Hosiery Corp. of America, Inc.                                   15,000
                5,000 (a)(b)IHF Capital, Inc., Warrants                                     252,500
                        TOTAL                                                               965,503
 PRINTING & PUBLISHING--0.1%
                5,350 (a)(b)Affiliated Newspaper Investments, Inc.                          591,175
 STEEL--0.0%
                1,800 (a)(b)Bar Technologies, Inc., Warrants                                108,000
 TELECOMMUNICATIONS & CELLULAR--0.0%
                6,325 (a)(b)Cellular Communications International,                          126,500
                      Inc., Warrants
                2,900 HighwayMaster Communications, Inc., Warrants                           29,000
                4,200 (a)MetroNet Communications Corp., Warrants                             13,650
                        TOTAL                                                               169,150
                        TOTAL COMMON STOCKS (IDENTIFIED COST $9,341,860)                  2,851,988

 PREFERRED STOCKS--5.1%
 BANKING--0.2%
               72,000 California Federal Preferred Capital Corp., REIT                    1,984,500
                      Perpetual Pfd. Stock, Series A, $2.28
 BROADCAST RADIO & TV--2.3%
               37,583 American Radio Systems Corp., PIK Pfd., 11.375%                     4,378,425
               22,624 Capstar Broadcasting Partners, Inc., Sr. Pfd.,                      2,607,416
                      $12.00
               58,446 Chancellor Media Corp., Exchangeable Pfd. Stock,                    7,042,743
                      $12.00
               57,887 SFX Broadcasting, Inc., Exchangeable Pfd. Stock,                    6,801,741
                      Series E
               53,125 Sinclair Broadcast Group, Inc., Pfd., $11.63                        5,817,188
                        TOTAL                                                            26,647,513
 CABLE TELEVISION--0.5%
                1,544 Echostar Communications Corp., Sr. Red. Pfd.                        1,729,280
                      Stk., $12.13
                4,215 Pegasus Communications Corp., PIK Pfd., Series                      4,762,950
                      A, 12.75%
                        TOTAL                                                             6,492,230
 FOOD SERVICES--0.2%
               25,000 (a)Nebco Evans Holding Co., Exchangeable Pfd.                       2,500,000
                      Stock, $11.25

 FEDERATED HIGH YIELD TRUST

      SHARES OR
      PRINCIPAL
        AMOUNT                                                                              VALUE
 PREFERRED STOCKS--CONTINUED
 INDUSTRIAL PRODUCTS & EQUIPMENT--0.2%
 $              2,000 Fairfield Manufacturing Co., Inc., Exchangeable   $                 2,200,000
                      Pfd. Stock
                  300 (a)International Utility Structures, Inc., Unit,                      311,250
                      $13.00
                        TOTAL                                                             2,511,250
 PRINTING & PUBLISHING--1.1%
               68,000 (a) Primedia, Inc., Exchangeable Pfd. Stock,                        6,732,000
                      Series G, $8.63
               15,000 Primedia, Inc., Pfd., $9.20                                         1,488,750
               46,308 Primedia, Inc., Pfd., Series B, $11.63                              4,943,380
                        TOTAL                                                            13,164,130
 REAL ESTATE--0.1%
               30,000 Crown American Realty Trust, Sr. Pfd., Series A,                    1,648,140
                      $1.38
 TELECOMMUNICATIONS & CELLULAR--0.5%
                1,061 IXC Communications, Inc., Jr. Exchangeable Pfd.                     1,289,305
                      Stock
                1,300 (a)NEXTEL Communications, Inc., Exchangeable                        1,339,650
                      Pfd. Stock, Series E, $11.13
                3,084 NEXTEL Communications, Inc., Pfd.                                   3,577,440
                        TOTAL                                                             6,206,395
                        TOTAL PREFERRED STOCKS (IDENTIFIED COST $56,193,768)             61,154,158
 U.S. TREASURY--2.8%
 TREASURY BONDS--2.8%
           25,000,000 United States Treasury Bond, 11.625%, 11/15/2004                   33,208,000
                      (identified cost $33,144,531)
 (C)REPURCHASE AGREEMENT--0.4%
            5,345,000 BT Securities Corp., 5.64%, dated 2/27/1998, due                    5,345,000
                      3/2/1998
                        TOTAL INVESTMENTS (IDENTIFIED COST $1,119,295,234)(D)        $1,176,394,696


(a) Denotes a private placement security. At February 28, 1998, these securities amounted to $171,358,046 which represents 14% of total net assets.

(b) Non-income producing security.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreement is through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $1,119,327,369. The net unrealized appreciation of investments on a federal tax basis amounts to $57,067,327 which is comprised of $69,268,469 appreciation and $12,201,142 depreciation at February 28, 1998.

Note: The categories of investments are shown as a percentage of net assets ($1,199,062,847) at February 28, 1998.

The following acronyms are used throughout this portfolio:

LLC --Limited Liability Corporation
LP --Limited Partnership
PIK --Payment in Kind
PLC --Public Limited Company
REIT --Real Estate Investment Trust

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
FEDERATED HIGH YIELD TRUST

FEBRUARY 28, 1998

 ASSETS:
 Total investments in securities, at value (identified cost                         $ 1,176,394,696
 $1,119,295,234 and tax cost $1,119,327,369)
 Income receivable                                                                       21,653,856
 Receivable for investments sold                                                         17,724,278
 Receivable for shares sold                                                               5,281,307
 Prepaid expenses                                                                               104
   Total assets                                                                       1,221,054,241
 LIABILITIES:
 Payable for investments purchased                                     $ 8,243,940
 Payable for shares redeemed                                             7,079,913
 Income distribution payable                                             2,153,004
 Payable to Bank                                                         4,227,600
 Accrued expenses                                                          286,937
   Total liabilities                                                                     21,991,394
 Net Assets for 123,218,164 shares outstanding                                      $ 1,199,062,847
 NET ASSETS CONSIST OF:
 Paid in capital                                                                    $ 1,157,141,096
 Net unrealized appreciation of investments                                              57,099,462
 Accumulated net realized loss on investments                                           (15,232,349)
 Undistributed net investment income                                                         54,638
   Total net assets                                                                 $ 1,199,062,847
 NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
 $1,199,062,847 / 123,218,164 shares outstanding                                              $9.73

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF OPERATIONS
FEDERATED HIGH YIELD TRUST

YEAR ENDED FEBRUARY 28, 1998

 INVESTMENT INCOME:
 Dividends                                                                            $   3,569,840
 Interest                                                                                94,681,617
   Total income                                                                          98,251,457
 EXPENSES:
 Investment advisory fee                                               $   7,666,471
 Administrative personnel and services fee                                   771,473
 Custodian fees                                                               58,771
 Transfer and dividend disbursing agent fees and                             215,465
 expenses
 Directors'/Trustees' fees                                                    22,224
 Auditing fees                                                                24,106
 Legal fees                                                                    5,882
 Portfolio accounting fees                                                   132,771
 Shareholder services fee                                                  2,555,490
 Share registration costs                                                    152,662
 Printing and postage                                                         94,193
 Insurance premiums                                                            8,101
 Taxes                                                                        14,400
 Miscellaneous                                                                11,520
   Total expenses                                                         11,733,529
 Waivers and reimbursements--
   Waiver of investment advisory fee                   $ (2,196,440)
   Waiver of shareholder services fee                      (511,098)
     Total waivers                                                        (2,707,538)
       Net expenses                                                                       9,025,991
         Net investment income                                                           89,225,466
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                                         2,894,137
 Net change in unrealized appreciation of investments                                    34,916,343
   Net realized and unrealized gain on investments                                       37,810,480
     Change in net assets resulting from operations                                   $ 127,035,946

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS

FEDERATED HIGH YIELD TRUST

                                                                               YEAR ENDED
                                                                               FEBRUARY 28,
                                                                          1998              1997
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                             $    89,225,466  $    72,323,180
 Net realized gain on investments ($4,861,343 and $6,021,942,            2,894,137        5,800,495
 respectively, as computed for federal tax purposes)
 Net change in unrealized appreciation                                  34,916,343       26,326,072
   Change in net assets resulting from operations                      127,035,946      104,449,747
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income                              (88,853,702)     (72,323,180)
 Distributions in excess of net investment income                               --         (520,035)
   Change in net assets resulting from distributions to                (88,853,702)     (72,843,215)
 shareholders
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                          979,282,898      860,932,809
 Net asset value of shares issued to shareholders in payment of         65,669,753       55,383,889
 distributions declared
 Cost of shares redeemed                                              (822,434,825)    (683,339,454)
   Change in net assets resulting from share transactions              222,517,826      232,977,244
     Change in net assets                                              260,700,070      264,583,776
 NET ASSETS:
 Beginning of period                                                   938,362,777      673,779,001
 End of period (including undistributed net investment income of   $ 1,199,062,847  $   938,362,777
 $54,638 and $0, respectively)

(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS

FEDERATED HIGH YIELD TRUST

FEBRUARY 28, 1998

ORGANIZATION

Federated High Yield Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Trust's investment objective is to seek high current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities. The Trust's portfolio of investments consists primarily of lower rated corporate debt obligations. These lower rated debt obligations may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. These lower rated debt obligations are regarded as predominantly speculative with respect to each issuer's continuing ability to make interest and principle payments (i.e., the obligations are subject to the risk of default).

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Trust will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/ dealers, which are deemed by the Trust's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency and defaulted interest. The following reclassifications have been made to the financial statements.

           INCREASE (DECREASE)
 UNDISTRIBUTED NET
   PAID-IN CAPITAL  INVESTMENT INCOME
    $(391,405)          $391,405

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Trust's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At February 28, 1998, the Trust, for federal tax purposes, had a capital loss carryforward of $12,694,546, which will reduce the Trust's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

 EXPIRATION YEAR             EXPIRATION AMOUNT
           1999                 $ 4,408,244
           2000                   6,829,698
           2003                   1,456,604

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:


                                                                                 YEAR ENDED
                                                                                 FEBRUARY 28,
                                                                              1998            1997
 Shares sold                                                               103,170,660    94,942,662
 Shares issued to shareholders in payment of distributions                   6,907,979     6,072,728
 declared
 Shares redeemed                                                          (86,612,840)   (75,398,302)
   Net change resulting from share transactions                             23,465,799    25,617,088

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Trust's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Trust with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Trust will pay FSS up to 0.25% of average daily net assets of the Trust shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its registered transfer and dividend disbursing agent, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Trust. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended February 28, 1998, were as follows:

PURCHASES       $ 1,024,804,966
SALES           $ 817,776,874

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees and Shareholders of FEDERATED HIGH YIELD TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated High Yield Trust as of February 28, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights (see page 2 of this prospectus) for the periods presented therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1998, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated High Yield Trust as of February 28, 1998, and the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods presented therein, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Pittsburgh, Pennsylvania

April 15, 1998

APPENDIX

STANDARD & POOR'S ("S&P") CORPORATE BOND RATING DEFINITIONS

AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC--Debt rated "BB," "B," "CCC," and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

CI--The rating "CI" is reserved for income bonds on which no interest is being paid.

D--Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATING DEFINITIONS

Aaa--Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

[Graphic]

Federated High Yield Trust

PROSPECTUS

APRIL 30, 1998

An Open-End, Diversified Management Investment Company


FEDERATED HIGH YIELD TRUST
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

INVESTMENT ADVISER
Federated Management
Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

CUSTODIAN
State Street Bank and
Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT
AND DIVIDEND
DISBURSING AGENT
Federated Shareholder
Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT AUDITORS
Ernst & Young LLP
One Oxford Centre
Pittsburgh, PA 15219

Federated Securities Corp., Distributor
1-800-341-7400
WWW.FEDERATEDINVESTORS.COM

Cusip 314197104
8040401A (4/98)

[Graphic]





FEDERATED HIGH YIELD TRUST

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information should be read with the prospectus of Federated High Yield Trust (the "Trust") dated April 30, 1998. This Statement is not a prospectus itself. You may request a copy of a prospectus or a paper copy of this Statement of Additional Information, if you have received it electronically, free of charge by calling 1-800-341-7400.

FEDERATED HIGH YIELD TRUST

FEDERATED INVESTORS FUNDS

5800 CORPORATE DRIVE

PITTSBURGH, PENNSYLVANIA 15237-7000

Statement dated April 30, 1998

[Graphic]

Federated Investors
Federated Securities Corp., Distributor
Federated Investors Tower
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com

Cusip 314197104
8040401B (4/98)

[Graphic]

TABLE OF CONTENTS

 GENERAL INFORMATION ABOUT THE TRUST 1 INVESTMENT OBJECTIVE AND POLICIES 1 Corporate Debt Obligations 1 Convertible Securities 1 Put and Call Options 1 U.S. Government Obligations 1 Restricted and Illiquid Securities 2 When-Issued and Delayed Delivery Transactions 2 Repurchase Agreements 2 Lending of Portfolio Securities 2 Reverse Repurchase Agreements 3 Investing in Securities of Other Investment Companies 3 Portfolio Turnover 3 Investment Risks 3 Investment Limitations 4 FEDERATED HIGH YIELD TRUST MANAGEMENT 6 Trust Ownership 10 Trustee Compensation 10 Trustee Liability 10 INVESTMENT ADVISORY SERVICES 10 Adviser to the Trust 10 Advisory Fees 11 BROKERAGE TRANSACTIONS 11 OTHER SERVICES 11 Trust Administration 11 Custodian and Portfolio Accountant 11 Transfer Agent 11 Independent Auditors 12 PURCHASING SHARES 12 Shareholder Services 12 Conversion to Federal Funds 12 DETERMINING NET ASSET VALUE 12 Determining Market Value of Securities 12 REDEEMING SHARES 12 Redemption in Kind 13 MASSACHUSETTS PARTNERSHIP LAW 13 TAX STATUS 13 The Trust's Tax Status 13 Shareholders' Tax Status 13 TOTAL RETURN 14 YIELD 14 PERFORMANCE COMPARISONS 14 Economic and Market Information 15 Duration 15 ABOUT FEDERATED INVESTORS 16 Mutual Fund Market 16 Institutional Clients 16 Bank Marketing 16 Broker/Dealers and Bank Broker/Dealer Subsidiaries 16


GENERAL INFORMATION ABOUT THE TRUST

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated April 17, 1984.

INVESTMENT OBJECTIVE AND POLICIES

The Trust's investment objective is to seek high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities.

CORPORATE DEBT OBLIGATIONS

The corporate debt obligations in which the Trust invests may bear fixed, floating, floating and contingent, or increasing rates of interest. They may involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction.

CONVERTIBLE SECURITIES

DECS, or similar instruments marketed under different names, offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.

PERCS, or similar instruments marketed under different names, offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common stock falls, while the cap price limits gains when the common stock rises.

PUT AND CALL OPTIONS

The Trust may purchase listed put options on portfolio securities or write covered call options to protect against price movements in particular securities in its portfolio and to generate income. A put option gives the Trust, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. As writer of a call option, the Trust has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price.

The Trust may only: (1) buy put options which are listed on a recognized options exchange and which are on securities held in its portfolio and (2) sell listed call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any such additional consideration). The Trust will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or expired.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Trust's investment adviser will consider liquidity before entering into option transactions, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time.

The Trust reserves the right to hedge the portfolio by buying financial futures and put options on stock index futures and financial futures. However, the Trust will not engage in these transactions until (1) an amendment to its Registration Statement is filed with the Securities and Exchange Commission (the "SEC") and becomes effective and (2) ten days after a supplement to the prospectus disclosing this change in policy has been mailed to the shareholders.

U.S. GOVERNMENT OBLIGATIONS

The types of U.S. government obligations in which the Trust may invest include, but are not limited to, direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities may be backed by:

   * the full faith and credit of the U.S. Treasury;
   * the issuer's right to borrow from the U.S. Treasury;
   * the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or
   * the credit of the agency or instrumentality issuing the obligations.

Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are:

   * Student Loan Marketing Association; * Federal Home Loan Mortgage Corporation; * Federal Home Loan Banks; and * Federal National Mortgage Association.

RESTRICTED AND ILLIQUID SECURITIES

The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:

   * the frequency of trades and quotes for the security;
   * the number of dealers willing to purchase or sell the security and the number of other potential buyers;
   * dealer undertakings to make a market in the security; and * the nature of the security and the nature of the marketplace trades.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Trust engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with the Trust's investment objective and policies, and not for investment leverage. These transactions are made to secure what is considered to be an advantageous price or yield for the Trust. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Trust sufficient to make payment for the securities to be purchased are segregated on the Trust's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Trust does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

REPURCHASE AGREEMENTS

The Trust requires its custodian to take possession of the securities subject to repurchase agreements, and these securities are marked to market daily. To the extent that the original seller does not repurchase the securities from the Trust, the Trust could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Trust might be delayed pending court action. The Trust believes that under the regular procedures normally in effect for custody of the Trust's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Trust and allow retention or disposition of such securities. The Trust will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Trust's investment adviser to be creditworthy pursuant to guidelines established by the Board of Trustees (the "Trustees").

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Trust may lend its portfolio securities to broker/dealers, banks, or other institutional borrowers of securities. The Trust will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Trust's investment adviser has determined are creditworthy under guidelines established by the Trustees.

The collateral received when the Trust lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Trust. During the time portfolio securities are on loan, the borrower pays the Trust any dividends or interest paid on such securities. Loans are subject to termination at the option of the Trust or the borrower. The Trust may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Trust does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

REVERSE REPURCHASE AGREEMENTS

The Trust may also enter into reverse repurchase agreements. This transaction is similar to borrowing cash. In a reverse repurchase agreement the Trust transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Trust will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Trust to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Trust will be able to avoid selling portfolio instruments at a disadvantageous time.

When effecting reverse repurchase agreements, liquid assets of the Trust, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Trust will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Trust may invest in the securities of affiliated money market funds as an efficient means of managing the Trust's uninvested cash.

PORTFOLIO TURNOVER

The Trust may experience greater portfolio turnover than would be expected with a portfolio of higher-rated securities. A high portfolio turnover will result in increased transaction costs to the Trust. The Trust will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Trust's investment objective. For the fiscal years ended February 28, 1998, and 1997, the portfolio turnover rates were 84% and 81%, respectively.

INVESTMENT RISKS

ADVERSE LEGISLATION

Federal and state legislatures and regulators may propose laws and regulations designed to limit the number or type of institutions that may purchase lower-rated bonds, reduce the tax benefits to the issuers of such bonds, or otherwise adversely impact the liquidity of such bonds. The Trust cannot predict the likelihood that any of these proposals will be adopted, or their potential impact on the liquidity of lower-rated bonds.

FOREIGN SECURITIES

Investments in foreign securities involve special risks that differ from those associated with investments in domestic securities. The risks associated with investments in foreign securities relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers in contrast to foreign securities and issuers. These risks may include, but are not limited to, expropriation, confiscatory taxation, currency fluctuations, withholding taxes on interest, limitations on the use or transfer of Trust assets, political or social instability and adverse diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the domestic economy in such respects as growth of gross national product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Additional differences exist between investing in foreign and domestic securities. Examples of such differences include:

   * less publicly available information about foreign issuers; * credit risks associated with certain foreign governments; * the lack of uniform financial accounting standards applicable to foreign issuers;
   * less readily available market quotations on foreign issues; * the likelihood that securities of foreign issuers may be less liquid or more volatile;
   * generally higher foreign brokerage commissions; and * unreliable mail service between countries.

U.S. GOVERNMENT POLICIES

In the past, U.S. government policies have discouraged or restricted certain investments abroad by investors such as the Trust. Although the Trust is unaware of any current restrictions, investors are advised that such policies could be reinstituted.

CURRENCY RISK

To the extent that debt securities purchased by the Trust are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Trust's net asset value, the value of interest earned, gains and losses realized on the sale of securities, and net investment income and capital gains, if any, to be distributed to shareholders by the Trust. If the value of a foreign currency rises against the U.S. dollar, the value of the Trust assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of Trust assets denominated in that currency will decrease.

The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Although the Trust values its assets daily in U.S. dollars, the Trust may not convert its holdings of foreign currencies to U.S. dollars daily. When the Trust converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers may realize a profit on the difference between the price at which they buy and sell currencies.

The Trust will engage in foreign currency exchange transactions in connection with its investments in foreign securities. The Trust will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies.

INVESTMENT LIMITATIONS

CONCENTRATION OF INVESTMENTS

The Trust will not purchase securities (other than those issued or guaranteed by the U.S. government) if, as a result of such purchase, more than 25% of the value of its assets would be invested in any one industry.

However, the Trust may invest more than 25% of the value of its total assets in cash or cash items (not including certificates of deposit), securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these instruments, such as repurchase agreements.

INVESTING IN COMMODITIES

The Trust will not purchase or sell commodities. The Trust reserves the right to purchase financial futures and put options on financial futures, not including stock index futures.

INVESTING IN REAL ESTATE

The Trust will not purchase or sell real estate, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

BUYING ON MARGIN

The Trust will not purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of transactions and may make margin payments in connection with buying financial futures and put options on financial futures, not including stock index futures.

SELLING SHORT

The Trust will not sell securities short unless:

   * during the time the short position is open it owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and
   * not more than 10% of the Trust's net assets (taken at current value) is held as collateral for such sales at any one time.

BORROWING MONEY

The Trust will not issue senior securities, except as permitted by the Trust's investment objective and policies, and except that the Trust may borrow money and engage in reverse repurchase agreements only in amounts up to one-third of the value of the Trust's net assets including the amounts borrowed. The Trust will not borrow money directly or through reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Trust to meet redemption requests when the liquidation of portfolio instruments would be deemed to be inconvenient or disadvantageous. The Trust will not purchase any securities while any such borrowings (including reverse repurchase agreements) are outstanding.

LENDING CASH OR SECURITIES

The Trust will not lend any of its assets except portfolio securities. This shall not prevent the purchase or holding of corporate or government bonds, debentures, notes, certificates of indebtedness, or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by the Trust's investment objective and policies or Declaration of Trust.

UNDERWRITING

The Trust will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

INVESTING IN MINERALS

The Trust will not purchase interests in oil, gas, or other mineral exploration or development programs, although it may purchase the securities of issuers which invest in or sponsor such programs.

The above limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

INVESTING IN RESTRICTED AND ILLIQUID SECURITIES

The Trust will not invest more than 15% of the value of its net assets in illiquid securities including certain restricted securities not determined to be liquid under criteria established by the Trustees and repurchase agreements providing for settlement in more than seven days after notice.

WRITING COVERED CALL OPTIONS

The Trust will not write call options on securities unless the securities are held in the Trust's portfolio or unless the Trust is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

DIVERSIFICATION OF INVESTMENTS

The Trust will not purchase the securities of any issuer (other than the U.S. government, its agencies, or instrumentalities or instruments secured by securities of such issuers, such as repurchase agreements) if as a result more than 5% of the value of its total assets would be invested in the securities of such issuer. For these purposes, the Trust takes all common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

ACQUIRING SECURITIES

The Trust will not purchase securities of a company for the purpose of exercising control or management.

However, the Trust may invest in up to 10% of the voting securities of any one issuer and may exercise its voting powers consistent with the best interests of the Trust. In addition, the Trust, other companies advised by the Trust's investment adviser, and other affiliated companies may together buy and hold substantial amounts of voting stock of a company and may vote together in regard to such company's affairs. In some cases, the Trust and its affiliates might collectively be considered to be in control of such company. In some such cases, Trustees and other persons associated with the Trust and its affiliates might possibly become directors of companies in which the Trust holds stock.

EQUITY SECURITIES

The Trust may invest up to 10% of total assets in equity securities including common stocks, warrants or rights.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

The Trust did not borrow money, invest in reverse repurchase agreements, sell securities short, or invest in foreign securities during the last fiscal year and has no present intent to do so in the coming fiscal year.

For purposes of its policies and limitations, the Trust considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings associations having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment, to be "cash items." The Trust has no present intention of concentrating in bank instruments.

FEDERATED HIGH YIELD TRUST MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Federated High Yield Trust, and principal occupations.

John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company.

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Director, Member of Executive Committee, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.

William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.

Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Trustee

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center--Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.

Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.

John E. Murray, Jr., J.D., S.J.D.

President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.

Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Trustee

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Trustee

Public Relations/Marketing/Conference Planning; Director or Trustee of the
Funds.

Glen R. Johnson
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 2, 1929

President

Trustee, Federated Investors; President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.

J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary, and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc.--1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; and World Investment Series, Inc.

TRUST OWNERSHIP

Officers and Trustees own less than 1% of the Trust's outstanding shares.

As of April 8, 1998, the following shareholders of record owned 5% or more of the outstanding shares of the Trust: Charles Schwab & Co., Inc., San Francisco, California (as record owner holding shares for its clients), owned approximately 56,342,022 shares (44.46%).

TRUSTEE COMPENSATION

                            AGGREGATE
           NAME,           COMPENSATION       TOTAL COMPENSATION PAID
       POSITION WITH           FROM               TO THE TRUSTEES
         THE TRUST          THE TRUST*    FROM THE TRUST AND FUND COMPLEX+

  John F. Donahue,         $0            $0 for the Trust and 56
                                         investment companies
  Chairman and Trustee                   in the Fund Complex

  Thomas G. Bigley,        $1,708.06     $111,222 for the Trust and 56
                                         investment companies
  Trustee                                in the Fund Complex

  John T. Conroy, Jr.,     $1,879.13     $122,362 for the Trust and 56
                                         investment companies
  Trustee                                in the Fund Complex

  William J. Copeland,     $1,879.13     $122,362 for the Trust and 56
                                         investment companies
  Trustee                                in the Fund Complex

  James E. Dowd,           $1,879.13     $122,362 for the Trust and 56
                                         investment companies
  Trustee                                in the Fund Complex

  Lawrence D. Ellis, M.D., $1,708.06     $111,222 for the Trust and 56
                                         investment companies
  Trustee                                in the Fund Complex

  Edward L. Flaherty, Jr., $1,879.13     $122,362 for the Trust and 56
                                         investment companies
  Trustee                                in the Fund Complex

  Peter E. Madden,         $1,708.06     $111,222 for the Trust and 56
                                         investment companies
  Trustee                                in the Fund Complex

  John E. Murray, Jr.,     $1,708.06     $111,222 for the Trust and 56
                                         investment companies
  Trustee                                in the Fund Complex

  Wesley W. Posvar,        $1,708.06     $111,222 for the Trust and 56
                                         investment companies
  Trustee                                in the Fund Complex

  Marjorie P. Smuts,       $1,708.06     $111,222 for the Trust and 56
                                         investment companies
  Trustee                                in the Fund Complex

* Information is furnished for the fiscal year ended February 28, 1998.

+ The information is provided for the last calendar year.

TRUSTEE LIABILITY

The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

ADVISER TO THE TRUST

The Trust's investment adviser is Federated Management. It is a subsidiary of Federated Investors. All of the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue.

The Trust's investment adviser shall not be liable to the Trust or any shareholder for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

ADVISORY FEES

For its advisory services, Federated Management receives an annual investment advisory fee as described in the prospectus. During the fiscal years ended February 28, 1998, February 28, 1997, and February 29, 1996, the Trust's investment adviser earned $7,666,471, $5,738,180, and $4,223,631, respectively, which were reduced by $2,196,440, $1,773,042, and $1,340,094, respectively, because of undertakings to limit the Trust's expenses.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Trust or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Trust and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended February 28, 1998, February 28, 1997, and February 29, 1996, the Trust paid no brokerage commissions.

Although investment decisions for the Trust are made independently from those of the other accounts managed by the adviser, investments of the type the Trust may make may also be made by those other accounts. When the Trust and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Trust or the size of the position obtained or disposed of by the Trust. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Trust.

OTHER SERVICES

TRUST ADMINISTRATION

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Trust for a fee as described in the prospectus. From March 1, 1994, to March 1, 1996, Federated Administrative Services, a subsidiary of Federated Investors, served as the Trust's Administrator. For purposes of this Statement of Additional Information, Federated Services Company and Federated Administrative Services may hereinafter collectively be referred to as the "Administrators." For the fiscal years ended February 28, 1998, February 28, 1997, and February 29, 1996, the Administrators earned $771,473, $578,155, and $426,149, respectively.

CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Trust. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Trust's portfolio investments. The fee paid for this service is based upon the level of the Trust's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS

The independent auditors for the Trust are Ernst & Young LLP, Pittsburgh, Pennsylvania.

PURCHASING SHARES

Shares are sold at their net asset value without a sales charge on days the New York Stock Exchange is open for business. The procedure for purchasing shares of the Trust is explained in the prospectus under "Investing in the Trust."

SHAREHOLDER SERVICES

This arrangement permits the payment of fees to Federated Shareholder Services and financial institutions to cause services to be provided which are necessary for the maintenance of shareholder accounts and to encourage personal services to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to: providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and to maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

By adopting the Shareholder Services Agreement, the Trustees expect that the Trust will benefit by: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail;
(3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.

For the fiscal year ended February 28, 1998, the Trust paid shareholder services fees in the amount of $2,555,490, of which $2,044,392 was paid to financial institutions.

CONVERSION TO FEDERAL FUNDS

It is the Trust's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from investors must be in federal funds or be converted into federal funds. Federated Shareholder Services Company acts as the shareholder's agent in depositing checks and converting them to federal funds.

DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value is calculated by the Trust are described in the prospectus.

DETERMINING MARKET VALUE OF SECURITIES

Market values of the Trust's portfolio securities other than options are determined as follows:

   * according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available, and if not available, on the basis of prices provided by an independent pricing service;
   * for most short-term obligations, at the mean between bid and asked prices, as provided by an independent pricing service; or
   * for short-term obligations with remaining maturities of 60 days or less at the time of purchase, at amortized cost, or at fair value as determined in good faith by the Trustees.

Options are valued at the market values established by the exchanges at the close of option trading unless the Trustees determine in good faith that another method of valuing option positions is necessary.

REDEEMING SHARES

The Trust redeems shares at the next computed net asset value after the Trust receives the redemption request. Redemption procedures are explained in the prospectus under "Redeeming Shares." Although Federated Shareholder Services Company does not charge a fee for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.

REDEMPTION IN KIND

The Trust is obligated to redeem shares solely in cash up to $250,000 or 1% of the Trust's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that further payments should be in kind. In such cases, the Trust will pay all or a portion of the remainder of the redemption in portfolio instruments valued in the same way as the Trust determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders who sell these securities could receive less than the redemption value and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign on behalf of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them from its assets.

TAX STATUS

THE TRUST'S TAX STATUS

The Trust will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Trust must, among other requirements:

   * derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;

   * invest in securities within certain statutory limits; and

   * distribute to its shareholders at least 90% of its net income earned during the year.

SHAREHOLDERS' TAX STATUS

Shareholders are subject to federal income tax on dividends and capital gains received as cash or additional shares. Only a nominal portion of any income dividend paid by the Trust is expected to be eligible for the dividends received deduction available to corporations. These dividends and any short-term capital gains are taxable as ordinary income.

CAPITAL GAINS

Fixed income securities offering the high current income sought by the Trust are often purchased at a discount from par value. Because the total yield on such securities when held to maturity and retired may include an element of capital gain, the Trust may achieve capital gains. However, the Trust will not hold securities to maturity for the purpose of realizing capital gains unless current yields on those securities remain attractive.

Capital gains or losses may also be realized on the sale of securities. Sales would generally be made because of:

   * the availability of higher relative yields; * differentials in market values; * new investment opportunities; * changes in creditworthiness of an issuer; or * an attempt to preserve gains or limit losses.

Distributions of long-term capital gains are taxed as such, whether they are taken in cash or reinvested, and regardless of the length of time the shareholder has owned the shares.

TOTAL RETURN

The Trust's average annual total returns for the one-year, five-year, and ten-year periods ended February 28, 1998, were 12.74%, 11.19%, and 11.37%, respectively.

The average annual total return for the Trust is the average annual compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.

YIELD

The Trust's yield for the thirty-day period ended February 28, 1998, was 7.59%.

The yield for the Trust is determined by dividing the net investment income per share (as defined by the SEC) earned by the Trust over a thirty-day period by the maximum offering price per share of the Trust on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Trust because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Trust, performance will be reduced for those shareholders paying those fees.

PERFORMANCE COMPARISONS

The Trust's performance depends upon such variables as:

   * portfolio quality;
   * average portfolio maturity;
   * type of instruments in which the portfolio is invested; * changes in interest rates and market value of portfolio securities; * changes in Trust expenses; and * various other factors.

The Trust's performance fluctuates on a daily basis largely because net earnings and maximum offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

Investors may use financial publications and/or indices to obtain a more complete view of the Trust's performance. When comparing performance, investors should consider all relevant factors, such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Trust uses in advertising may include:

   * LEHMAN BROTHERS GOVERNMENT/CORPORATE (TOTAL) INDEX is comprised of approximately 5,000 issues, which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one-month, three-month, twelve-month, and ten-year periods and year-to-date.
   * LEHMAN BROTHERS GOVERNMENT/CORPORATE (LONG-TERM) INDEX is composed of the same types of issues as defined above. However, the average maturity of the bonds included on this index approximates 22 years.
   * LEHMAN BROTHERS HIGH YIELD INDEX and its subcategory indices cover the universe of fixed rate, publicly issued, noninvestment grade debt registered with the SEC. All bonds included in the High Yield Index must be dollar-denominated and nonconvertible and have at least one year remaining to maturity and an outstanding par value of at least $100 million. Generally securities must be rated Ba1 or lower by Moody's Investors Service, Inc. ("Moody's"), including defaulted issues. If no Moody's rating is available, bonds must be rated BB+ or lower by Standard & Poor's Ratings Group ("S&P"); and if no S&P rating is available, bonds must be rated below investment grade by Fitch Investor's Service. A small number of unrated bonds is included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.
   * MERRILL LYNCH 7-10 YEAR TREASURY INDEX is an unmanaged index tracking
     U.S. government securities with maturities between 7 and 9.99 years.
     The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc.
   * MERRILL LYNCH 10-15 YEAR TREASURY INDEX is an unmanaged index tracking
     U.S. government securities with maturities between 10 and 14.99 years.
     The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc.
   * MERRILL LYNCH HIGH YIELD MASTER INDEX is an unmanaged index comprised of publicly placed, non-convertible, coupon-bearing domestic debt. Issues in the index are less than investment grade as rated by Standard & Poor's Ratings Group or Moody's Investors Service, Inc., and must not be in default. Issues have a term to maturity of at least one year. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc.
   * LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time. From time to time, the Trust will quote its Lipper ranking in the "high current yield funds" category in advertising and sales literature.
   * SALOMON BROTHERS AAA-AA CORPORATES calculates total returns of approximately 775 issues which include long-term, high grade domestic corporate taxable bonds, rated AAA-AA, with maturities of twelve years or more; it also includes companies in industry, public utilities, and finance.
   * MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Advertisements and other sales literature for the Trust may quote total returns which are calculated on non- standardized base periods. These total returns also represent the historic change in the value of an investment in the Trust based on monthly reinvestment of dividends over a specified period of time.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Trust's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Trust can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Trust may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Trust portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

DURATION

Duration is a commonly used measure of the potential volatility in the price of a bond, or other fixed income security, or in a portfolio of fixed income securities, prior to maturity. Volatility is the magnitude of the change in the price of a bond relative to a given change in the market rate of interest. A bond's price volatility depends on three primary variables: the bond's coupon rate; maturity date; and the level of market yields of similar fixed income securities. Generally, bonds with lower coupons or longer maturities will be more volatile than bonds with higher coupon or shorter maturities. Duration combines these variables into a single measure.

Duration is calculated by dividing the sum of the time-weighted values of the cash flows of a bond or bonds, including interest and principal payments, by the sum of the present values of the cash flow.

ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making--structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.

In the corporate bond sector, as of December 31, 1997, Federated Investors managed 11 money market funds and 16 bond funds with assets approximating $17.1 billion and $5.6 billion, respectively. Federated's corporate bond decision making -- based on intensive, diligent credit analysis -- is backed by over 22 years of experience in the corporate bond sector. In 1972, Federated introduced one of the first high-yield bond funds in the industry. In 1983, Federated was one of the first fund managers to participate in the asset-backed securities market, a market totaling more than $200 billion.

J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry
A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international and global portfolios.

MUTUAL FUND MARKET

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.*

Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

INSTITUTIONAL CLIENTS

Federated Investors meets the needs of approximately 900 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.

BANK MARKETING

Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.

* Source: Investment Company Institute.